                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                AIRCASTLE LIMITED

             (Exact name of registrant as specified in its charter)

          Bermuda                                          98-0444035
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  (State of incorporation                              (I.R.S. Employer or
      or organization)                                  Identification No.)

  c/o Aircastle Advisor LLC
  300 First Stamford Place
  Stamford, Connecticut                                        06902
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(Address of principal executive offices)                     (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                          Name of each exchange on which
     to be so registered                          each class is to be registered
     -------------------                          ------------------------------
     Common shares, par value $0.01 per share     New York Stock Exchange

If this Form 8-A relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to
General Instruction A.(c), please check the following box. [X]

If this Form 8-A relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is to become effective General
Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-134669

Securities to be registered pursuant to Section 12(g) of the Act: None.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.
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For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital
Stock" in the Registrant's Prospectus, which constitutes a part of the
Registrant's Registration Statement on Form S-1, as amended (File No.
333-134669) (the "Registration Statement"), filed under the Securities Act of
1933, as amended, which information is hereby incorporated herein by reference.

Item 2. Exhibits.
-----------------

Not applicable.

                                                                               3

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         AIRCASTLE LIMITED
                                         (Registrant)

Dated: July 25, 2006                     By: /s/ Mark Zeidman
                                             -----------------
                                             Name: Mark Zeidman
                                             Title:  Chief Financial Officer